                                                                      Exhibit 24


                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ John S. Reed
                                 ---------------------
                                 Signature


                                 John S. Reed
                                 ---------------------
                                 Name (please print)



Dated: January 26, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ D. Wayne Calloway
                                 --------------------------
                                 Signature

                                 D. Wayne Calloway
                                 --------------------------
                                 Name (please print)



Dated:  January 24, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ Colby H. Chandler
                                 --------------------------
                                 Signature


                                 Colby H. Chandler
                                 --------------------------
                                 Name (please print)



Dated: January 25, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ Pei-yuan Chia
                                 ---------------------
                                 Signature


                                 Pei-yuan Chia
                                 ---------------------
                                 Name (please print)



Dated: January 31, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ Kenneth T. Derr
                                 --------------------------
                                 Signature


                                 Kenneth T. Derr
                                 --------------------------
                                 Name (please print)



Dated: January 15, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ Lawrence E. Fouraker
                                 -------------------------------
                                 Signature


                                 Lawrence E. Fouraker
                                 ------------------------------
                                 Name (please print)



Dated:  January 14, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/ H.J. Haynes
                                 ----------------------------
                                 Signature


                                 H.J. Haynes
                                 -----------------------------
                                 Name (please print)



Dated:  January 19, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  William R. Rhodes
                                 ----------------------------
                                 Signature


                                 William R. Rhodes
                                 -----------------------------
                                 Name (please print)



Dated:  January 24, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski her true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in her capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Rozanne L. Ridgway
                                 --------------------------
                                 Signature


                                 Rozanne L. Ridgway
                                 --------------------------
                                 Name (please print)



Dated: January 13, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  H. Onno Ruding
                                 -------------------------
                                 Signature


                                 H. Onno Ruding
                                 --------------------------
                                 Name (please print)



Dated:  January 14, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Donald V. Seibert
                                 -------------------------
                                 Signature


                                 Donald V. Seibert
                                 --------------------------
                                 Name (please print)



Dated:  January 31, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Frank A. Shrontz
                                 ------------------------
                                 Signature


                                Frank A. Shrontz
                                -------------------------
                                 Name (please print)



Dated:  January 19, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Mario H. Simonsen
                                 ---------------------------
                                 Signature


                                 Mario H. Simonsen
                                 ---------------------------
                                 Name (please print)



Dated: February 15, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Roger B. Smith
                                 ---------------------------
                                 Signature


                                 Roger B. Smith
                                 ---------------------------
                                 Name (please print)



Dated: January 19, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Christopher J. Steffen
                                 -----------------------------
                                 Signature


                                 Christopher J. Steffen
                                 -----------------------------
                                 Name (please print)



Dated: January 24, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Franklin A. Thomas
                                 ----------------------------
                                 Signature


                                 Franklin A. Thomas
                                 ----------------------------
                                 Name (please print)



Dated: January 24, 1994

                                    CITICORP
                                    --------
                               POWER OF ATTORNEY
                               -----------------


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1993, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                 /s/  Edgar S. Woolard, Jr.
                                 -------------------------------
                                 Signature


                                 Edgar S. Woolard, Jr.
                                 -------------------------------
                                 Name (please print)



Dated: January 27, 1994